Summary Prospectus – December 19, 2014

Schroder Global Strategic Bond Fund

Class/Ticker: Advisor Shares/SGBVX, Investor Shares/SGBNX, R6 Shares/SGBJX

Before you invest, you may want to review the Fund's full prospectus, which contains more information about the Fund and its risks. You can find the Fund's full prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at www.schroderfunds.com. You can also get this information at no cost by calling 800-464-3108 or by sending an email request to schroderfunds@us.schroders.com. This Summary Prospectus incorporates by reference the Fund's entire prospectus and SAI, each dated December 19, 2014, as supplemented or revised.

Investment Objective

The Fund seeks total return over the long term.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

	R6 Shares	Investor Shares	Advisor Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	R6 Shares	Investor Shares	Advisor Shares
Management Fees	0.55%	0.55%	0.55%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(1)	1.39%	1.54%	1.54%
Total Annual Fund Operating Expenses	1.94%	2.09%	2.34%
Less: Expense Reimbursement(2)	(1.30)%	(1.30)%	(1.30)%
Net Annual Fund Operating Expenses	0.64%	0.79%	1.04%

(1)  Based on estimated amounts for the current fiscal year.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 29, 2016 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's R6 Shares, exceed 0.64% of R6 Shares' average daily net assets, for the Fund's Investor Shares, exceed 0.79% of Investor Shares' average daily net assets and, for the Fund's Advisor Shares, exceed 1.04% of Advisor Shares' average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 29, 2016, on the Net Annual Fund Operating Expenses, and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years
R6 Shares (whether or not shares are redeemed)	$65	$460
Investor Shares (whether or not shares are redeemed)	$81	$506
Advisor Shares (whether or not shares are redeemed)	$106	$583

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the Fund's initial fiscal period from June 23, 2014 to October 31, 2014, the Fund's portfolio turnover rate was 20% of the average value of its portfolio. The Fund commenced investment activities on June 23, 2014, and the portfolio turnover rate is not annualized.

Schroder Global Strategic Bond Fund  Summary Prospectus

Principal Investment Strategies

The Fund seeks total return by investing principally in a portfolio of fixed income securities of issuers anywhere in the world that the Fund's advisers believe offer the potential for income, capital appreciation, or both. Fixed income securities in which the Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. They may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, bank loans, loan participations, loan assignments, municipal securities, and other securities bearing fixed or variable interest rates of any maturity. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. The notional value of the Fund's investments in derivatives that provide exposure comparable, in the judgment of the adviser or sub-adviser, to investments in fixed income securities may be counted toward satisfaction of the 80% policy described above.

The Fund invests primarily in securities of issuers located in a number of countries around the world, including emerging markets and the United States. The Fund may seek to hedge against adverse changes in the values of the currencies in which its investments are denominated, although it will not be required to do so. The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by the Fund's advisers to be of comparable quality (so-called "junk bonds"). In addition, the Fund may invest a majority of its assets in asset-backed and mortgage-backed securities.

Unconstrained by design, the portfolio is not managed with reference to a specific benchmark. The Fund's advisers will allocate the Fund's assets among issuers, types of securities, industries, interest rates, and geographical regions based on an assessment of the relative values and the risks and rewards these potential investments present. The allocation of the Fund's assets to different sectors and issuers will change over time, sometimes rapidly, and the Fund may invest without limit in a single sector or a small number of sectors of the fixed income universe. The average duration of the Fund will vary based on the advisers' forecast for interest rates, and there are no limits on the Fund's portfolio duration or average maturity. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.

The advisers' investment processes may result in frequent trading of the Fund's portfolio securities. The advisers may sell an investment for the Fund if they believe that the investment no longer offers attractive potential future returns compared to other investment opportunities or that it presents undesirable risks, or in an attempt to limit losses. The advisers may also allocate assets in cash and cash equivalents strategically, potentially building the Fund's cash position when the advisers believe that attractive investments for the Fund are not available or when the advisers believe that a relatively large cash position will help ensure that the Fund will be able to invest in attractive new opportunities as they become available.

The advisers may use derivatives actively in managing the Fund, including without limitation, foreign currency exchange transactions (including currency futures, forwards, and option transactions), swap contracts (including interest rate swaps, total return swaps, and credit default swaps), futures contracts and options on futures. The Fund generally expects to enter into any of these transactions to generate income; replicate certain direct investments; take a net long or short position in certain investments or markets; hedge various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; provide liquidity in the Fund; equitize cash; minimize transaction costs; adjust the Fund's sensitivity to interest rate risk, currency risk, or other risk; and for asset and sector allocation purposes. The Fund may invest in warrants or options to purchase debt securities, equity securities, or commodities.

The Fund may implement short positions, including through the use of derivative instruments, such as swaps or futures, or through short sales of instruments that are eligible investments for the Fund. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price in the future in anticipation that the asset's value will decrease between the time the position is established and the agreed date of sale.

The Fund will normally hold investments in a number of different countries around the world. The Fund is a non-diversified mutual fund.

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Debt Securities Risk: investing in debt securities, may expose the Fund to "Credit Risk," "Interest Rate Risk," "Valuation Risk," and "Inflation/Deflation Risk," among other risks;

•  Interest Rate Risk: fixed income, or debt, securities generally decline in value in response to increases in interest rates; in addition, as interest rates fall, borrowers may prepay their obligations, generally requiring the recipients to reinvest those payments in instruments paying interest at lower rates;

•  Credit Risk: the ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal will affect the security's value;

Schroder Global Strategic Bond Fund  Summary Prospectus

•  High Yield/Junk Bond Risk: lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general;

•  Rating Agencies Risk: ratings reflect only the views of the originating rating agencies. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in question;

•  Emerging Markets Securities Risk: compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, and certain special risks associated with smaller capitalization companies;

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries or by foreign withholding taxes;

•  Fixed Income Market Risk: fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods;

•  Foreign Currencies Risk: the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies;

•  Inflation/Deflation Risk: the value of the Fund's investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests;

•  U.S. Government Securities Risk: securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government may not be supported by the full faith and credit of the United States; investing in such securities involves interest rate and mortgage and asset-backed securities risks;

•  Non-Diversification Risk: a non-diversified fund is able to invest its assets in a more limited number of issuers than a diversified fund, so a decline in the market value of a particular security may affect the Fund's value more than if the Fund were a diversified fund;

•  Municipal Securities Risk: economic, political or regulatory changes may impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Interest and principal on some municipal securities are payable only out of limited income or revenue streams;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Counterparty Risk: the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations;

•  Mortgage-Backed and Asset-Backed Securities Risk: investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on;

•  Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities;

•  Warrants Risk: warrants involve the market risk related to the underlying securities, the counterparty risk with respect to the issuing broker, and risk of illiquidity within the trading market for warrants;

•  Liquidity Risk: illiquid securities may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, tend to have greater exposure to liquidity risk;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction;

•  Sovereign Debt Risk: a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. For example, this may occur due to cash flow problems, insufficient foreign currency reserves, political considerations,

Schroder Global Strategic Bond Fund  Summary Prospectus

the relative size of the governmental entity's debt position in relation to an economy or failure to institute required economic reforms;

•  Short Sale Risk: the risk that a security the Fund has sold short increases in value;

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance; and

•  Limited Operating History Risk: the risk that a newly formed fund has no or a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

Please see "Principal Risks of Investing in the Fund" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

Because the Fund commenced operations on June 23, 2014, it does not yet have a calendar year of investment performance.

Management of the Fund

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Sub-Adviser – Schroder Investment Management North America Ltd. ("SIMNA Ltd.")

Portfolio Managers –

Bob Jolly, CFA, Portfolio Manager, has managed the Fund since its inception in 2014.

Gareth Isaac, CFA, Portfolio Manager, has managed the Fund since its inception in 2014.

Purchase and Sale of Fund Shares

Advisor Shares are intended primarily for purchase by accounts held through a financial intermediary, though they may also be purchased directly from the Fund. The minimum initial investment for Advisor Shares is $2,500 and the minimum subsequent investment is $1,000.

Investor Shares are intended primarily for purchase by larger accounts or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

R6 Shares are available for purchase by eligible institutional investors. R6 Shares are generally not available to investors who invest or hold their shares through financial intermediaries, such as clearing firms or record keepers, that expect to receive compensation from the Fund or from Schroders. The minimum initial investment for R6 Shares is $5,000,000 and there is no minimum for additional purchases of R6 Shares.

For all shares classes, minimums may be waived or modified under certain circumstances.

Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS. For R6 Shares, please contact Schroders' Client Service Team (at clientserviceny@us.schroders.com or by calling (212) 641-3800 and asking to speak with Institutional Client Service) or your financial intermediary prior to initiating any transaction with the Fund.

Tax Information

The Fund's distributions are generally currently taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

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